PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[  ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X  ] Definitive Proxy Statement

[  ]Definitive Additional Materials

[  ] Soliciting Material under Rule 14a-12

SUPREME HOLDINGS, INC.

(Name of Registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

[x]No fee required.

[ ] Fee computed per Exchange Act Rules.

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SUPREME HOLDINGS, INC.

7550 IH-10 West – 14th Floor

San Antonio, Texas 78229

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

To be held on July 14, 2004

To the Shareholders of

SUPREME HOLDINGS, INC.

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of SUPREME HOLDINGS, INC. (the “Company”) will be held at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229 on July 14, 2004, at 2:00 p.m., local time, for the following purposes:

1.

To vote on the proposal to amend and restate the Company’s Articles of Incorporation to change the name of the Company to Systems Management Solutions, Inc., change the manner in which Directors are elected, establish overlapping terms therefore, establish revised procedures for annual meetings of shareholders and otherwise restate the provisions of the Company’s Articles of Incorporation;

2.

To vote on the proposal to adopt the revised Bylaws of the Company;

3.

To elect three Directors to the Company’s Board of Directors to hold office in overlapping terms of one, two and three years, or until their successors are duly elected and qualified;

4.

To ratify the appointment of Malone & Bailey, P.L.L.C. as the independent accountants of the Company for the fiscal year ending June 30, 2003 and for the fiscal year ending June 30, 2004; and

5.

To transact such other business as may be properly brought before the meeting or an adjournment thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached to and made a part of this Notice.

The close of business on May 17, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

You are cordially invited to attend the meeting in person.  Whether or not you plan to attend in person, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting.  If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so.  Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders, of your desire to revoke your proxy.

By order of the Board of Directors

Charles T. Phillips

President

Houston, Texas

July 2, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.  NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

SUPREME HOLDINGS, INC.

7550 IH – 10 West – 14th Floor

San Antonio, Texas 78229

PROXY STATEMENT

FOR

2003 ANNUAL MEETING OF SHAREHOLDERS

To be held on July 14, 2004

This proxy statement and the accompanying form of proxy were mailed on or about July 2, 2004 to the stockholders of record on May 17, 2004 of SUPREME HOLDINGS, INC. (the “Company), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2003 Annual Meeting to be held at 2:00 p.m. local time, on July 14, 2004 at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229, and at any adjournment thereof (the “Meeting”).  The Company’s Annual Report on Form 10-KSB for the transition period ended June 30, 2003 and its Quarterly Report on Form 10-QSB for the three months ended March 31, 2004 are being mailed together with this proxy statement to all stockholders entitled to vote at the Meeting.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

Shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”) represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the proposal to amend the Company’s Articles of Incorporation; (ii) the proposal to adopt the revised Bylaws; (iii) the election of each of the three (3) persons nominated by the Board of Directors as Directors; and (iv) the ratification of the Company’s independent accountants.  The proxy holders may vote effective proxies as they deem advisable on other matters that may properly come before the Annual Meeting unless contrary instructions are specified in the proxy.

Any such proxy may be revoked at any time before it is voted.  A stockholder may revoke this proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting.  Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Supreme Holdings, Inc., 7550 IH – 10 West, 14th Floor, San Antonio, Texas 78229, Attention:  Corporate Secretary, at or before the taking of the vote at the Annual Meeting on July 14, 2004.  An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to elect the Directors.  To approve Proposals 1, 2 and 4, an affirmative vote of a majority of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required.  Directors will be elected by a plurality of the votes cast by the holders of the Company’s Common Stock voting in person or by proxy at the Annual Meeting.  A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of Directors shall not be considered present and entitled to vote on the election of Directors.  A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

The Company will bear the cost of the solicitation of proxies by the Board of Directors.  The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone.  Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company’s Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

RECORD DATE; VOTING SECURITIES

The securities entitled to vote at the meeting are the Company’s Common Stock, $.0001 par value per share.  The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting.  Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders.  The close of business on May 17, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.  At that date, 15,236,355 shares of Common Stock were outstanding.  Voting of the shares of Common Stock is on a non-cumulative basis.

PROPOSAL NO. 1

PROPOSED AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION

On May 3, 2004, the Board of Directors by unanimous vote adopted and recommended for approval by the Company’s shareholders Amended and Restated Articles of Incorporation that will, if approved by the shareholders, provide the Company with updated provisions to facilitate the new business of the Company and its subsidiaries and include corporate governance and related provisions to reflect the current requirements for public companies.  Major changes include providing for three classes of directors with overlapping terms, changing the Company’s name and revisions to certain other provisions, as described below.  The complete text of the proposed amendment to the Articles of Incorporation is set forth in Appendix A attached to this Proxy Statement.

The proposed Amended and Restated Articles of Incorporation include the following significant changes to the Articles of Incorporation, as previously amended:

·

a change of the Company’s name from “Supreme Holdings, Inc.” to “Systems Management Solutions, Inc.”, a change designed to reflect the current business of the Company and its subsidiaries;

·

changes to the procedures for holding annual meetings of the shareholders, which the Board of Directors believes will be consistent with the Company’s status as a reporting company under the Securities Exchange Act of 1934;

·

providing for three classes of directors with overlapping terms, which the Board of Directors believes will provide greater continuity in the Company’s management (for additional detail on this proposed change, see the discussion under Proposal No. 3 Election of Directors, below);

·

and other changes designed to make the proposed Amended and Restated Articles of Incorporation consistent with the current business and corporate governance practices of the Company.

Effective Date.  If approved by the stockholders, the Amended and Restated Articles of Incorporation would become effective upon their filing with the Secretary of State of Nevada, which filing is expected to take place shortly after the shareholders approve the amendment.

Stockholders Entitled to Vote and Vote Required for Approval.  The affirmative vote of the holders of a majority of all shares of Common Stock represented at the Meeting, in person or by proxy, will be required to approve the proposed Amended and Restated Articles of Incorporation.  For the purposes of determining the number of votes cast with respect to this proposal, abstentions and broker non-votes will be treated as votes against the proposal.

The Board unanimously recommends a vote FOR the approval of the proposed Amended and Restated Articles of Incorporation of the Company.

PROPOSAL NO. 2

PROPOSED REVISED BYLAWS OF THE COMPANY

On May 12, 2004, the Board of Directors by unanimous vote adopted and recommended for approval by the Company’s shareholders revised Bylaws that will, if approved by the shareholders, contain provisions that are consistent with the provisions of the Restated Articles of Incorporation set forth above.  The complete text of the proposed Bylaws is set forth in Appendix B to this Proxy Statement.

Stockholders Entitled to Vote and Vote Required for Approval.  The affirmative vote of the holders of a majority of all shares of Common Stock represented at the Meeting, in person or by proxy, will be required to approve the proposed revised Bylaws of the Company.  For the purposes of determining the number of votes cast with respect to this proposal, abstentions and broker non-votes will be treated as votes against the proposal.

The Board unanimously recommends a vote FOR the adoption of the proposed revised Bylaws of the Company.

PROPOSAL NO. 3

ELECTION OF DIRECTORS

The Company’s Articles of Incorporation provide for a Board of Directors of not less than three nor more than nine members.  The Board of Directors of the Company currently consists of three (3) directors who were elected or appointed to serve until the 2003 annual shareholders’ meeting.  If the proposed staggered terms for directors are not approved, the directors elected at the Annual Meeting will serve until the next annual shareholders’ meeting.  However, if the proposed Restated Articles of Incorporation are adopted, they provide that the Board shall be divided into three classes (Class I, Class II and Class III), each consisting as nearly as may be possible, of one-third of the total number of directors.  The Restated Articles of Incorporation further provide that when adopted, the shareholders will elect at least one Class I director to hold office until the first annual meeting of stockholders following his election and until his successor is elected and qualified; at least one Class II director to hold office until the second annual meeting of shareholders following his election and until his successor is elected and qualified; and at least one Class III director to hold office until the third annual meeting of shareholders following his election and until his successor is elected and qualified.  Thereafter, at each annual meeting of shareholders, the directors for the Class whose term is expiring shall be elected for a three year term.  Vacancies on the Board may be filled by the affirmative vote of a majority of the remaining directors then in office.  A director elected to fill a vacancy (including a vacancy created by an increase in the Board) shall serve for the remainder of the term of the class of directors in which the vacancy occurred.  The proposed staggered terms of office for directors will have an anti-takeover effect, as persons attempting to gain control of the Board would not be able to do so at a single shareholders’ meeting.

The persons named in the accompanying proxy have been nominated by the Board, as provided in the Company’s Bylaws, and unless authority is withheld, proxies received will be voted FOR the election of all three nominees named below to serve as members of the Board.  Only Bruce Culver has been previously elected by the shareholders to serve as a director (at the 2002 annual meeting of shareholders).  As permitted by the Company’s Bylaws, Mr. Culver appointed Cliff Hagler to the Board in 2003, and Charles Phillips was appointed to the Board later in 2003 by Mr. Culver and Mr. Hagler, to fill vacancies in the Board, with a term of service until the 2003 Annual Meeting.  If any nominee should be unavailable for election or unable to serve as a director if elected, the proxy may be voted for a substitute nominee designated by the Board; however, the Board is not aware of any circumstances likely to render any nominee unavailable or unable to serve.

Nominees: Certain information concerning the three director nominees is set forth below:

CLASS I DIRECTOR

(to be elected for a term expiring at the 2004 annual shareholders’ meeting)

Name	Position	Age	Director Since	Common Stock Beneficially Owned as of May 17, 2004 Number of Shares/Percent of Class
Charles T. Phillips	Chairman of the Board, Chief Executive Officer, President	61	2003	500,000 3%

CLASS II DIRECTOR

(to be elected for a term expiring in 2005)

Name	Position	Age	Director Since	Common Stock Beneficially Owned as of May 17, 2004 Number of Shares/Percent of Class
Cliff Hagler	Director	52	2003	100,000 0.7%

CLASS III DIRECTOR

(to be elected for a term expiring in 2006)

Name	Position	Age	Director Since	Common Stock Beneficially Owned as of May 17, 2004 Number of Shares/Percent of Class
Bruce Culver	Director	51	2002	500,000 3%

Charles T. Phillips has been nominated by the Board to serve as a Class I Director for a term that will expire on the date of the 2004 annual shareholders meeting, which is estimated to be in late September or early October, 2004.  Mr. Phillips has served as Chairman of the Board, President and Chief Executive Officer of the Company since October 18, 2003.  Mr. Phillips is an attorney and was admitted to membership in the State Bar of Texas in May, 1966.  He attended the University of Texas at Austin, graduating in January, 1966.  Mr. Phillips has been actively engaged in the practice of law since graduation, but has also been an investor in real estate and several businesses in Houston, Texas during that time.  He served in the United States Air Force Reserve, as a member of the 147th Fighter Group, Texas Air National Guard, where he achieved the rank of Captain in the Judge Advocate Generals Department.  He has served on the boards of numerous private companies and has been an active supporter of the Boy Scouts of America for over thirty years, currently serving on the Board of Directors of the Sam Houston Area Council, BSA.

Cliff Hagler has served on the Board of Directors of the Company since May 30, 2003.  Mr. Hagler is the Co-founder, President and CEO of Aquilan, Inc. a proprietary software company in Austin, Texas.  Mr. Hagler has over 25 years in the software and computer services industries with a primary focus in the life insurance and financial services sectors.  Before joining Aquilan, Mr. Hagler served as Vice President & General Manager for US Operations at Cedar, Inc., a provider of complex data management solutions for the insurance industry.  Prior to Cedar, Mr. Hagler served as Vice President of the Financial Services Division for Computer Sciences Corporation where he held responsibility for life insurance administration systems development and ongoing enhancements.  Mr. Hagler is a frequent presenter at industry seminars and executive meetings and a regular contributor to leading industry publications.

Bruce Culver has been a member of the Board of Directors of Diamond C. Stables and Ranch since 2001.  Mr. Culver is also presently the President of Speedway Erection Service Company, a position he has held since 1983.  Mr. Culver has served on the Board of Directors of the Company since May 2002 and has served on the Board of Directors of System Builders Association, Erectors Division.

Board Committees, Meetings and Compensation.  The Company’s business affairs are managed by the Board.  During 2002, the Board of Directors held 4 meetings.  During the six month transition period ended June 30, 2003, the Board of Directors held 3 meetings.  During 2002 and through June 30, 2003, no director then in office attended fewer than 75% of the aggregate number of meetings of the Board of Directors.  None of the Directors currently receive any compensation for their service on the Board.  The Company does not currently have any standing committees; however, the Board anticipates designating an Executive Committee, a Compensation Committee and an Audit Committee after the Annual Meeting.  The Company does not have a nominating committee, and the Board believes such a committee is not necessary due to the small size of the Board and the absence to date of any director candidates recommended by shareholders.  Currently, the entire Board participates in the consideration of director nominees.  The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by stockholders, the minimum qualification of director candidates or the process for identifying and evaluating director nominees.  To date, the Company has not received any director candidates recommended by its stockholders and consequently the Board of Directors has believed that it could appropriately address any such recommendations received without a formal policy.  As the Company does not have an Audit Committee, the Board has not determined whether any of the directors are “audit committee financial experts” as such term is defined in Item 401(e) of Regulation S-B.  Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, directors are encouraged to attend annual meetings.  Two directors attended the 2002 annual meeting of stockholders.

Stockholder Communications with the Board of Directors.  Stockholders may communicate with the full Board, or any individual directors, by sending such written communication to the following address:

Corporate Secretary

7550 IH-10 West – 14th Floor

San Antonio, Texas  78229

Any written communications received by the Corporate Secretary will be forwarded to the appropriate directors.

Executive Officer Compensation and Other Matters.  The following table provides certain information concerning the compensation earned by the Company’s Chief Executive Officer for services rendered in all capacities to the Company for the fiscal years ended December 31, 2000, December 31, 2001, and December 31, 2002 and the transition period ended June 30, 2003.  No officer, director or employee of the Company received in excess of $100,000 in compensation during the fiscal years listed in the table.

SUMMARY COMPENSATION TABLE (1)

Annual Compensation

Name and Principal Position	Year(1)	Salary($)	Bonus($)	All Other Compensation($)
Charles T. Phillips, Current Chairman, Chief Executive Officer & President	06/30/03 12/31/02 12/31/01 12/31/00	__ __ __ __	__ __ __ __	__ __ __ __
Thomas John Cloud, Jr. Former President and Chief Executive Officer	06/30/03 12/31/02 12/31/01 12/31/00	__ $24,500 __ __	__ __ __ __	__ __ __ __
Michael Gort, Former President and Chief Executive Officer	06/30/03 12/31/02 12/31/01 12/31/00	__ __ __ __	__ __ __ __	__ __ __ __
Larry Lang, Former President and Chief Executive Officer	06/30/03 12/31/02 12/31/01 12/31/00	__ __ $20,000 $30,000	__ __ __ __	__ __ __ __

(1) On August 11, 2003, the Company changed its fiscal year end from December 31 to June 30.  The information disclosed above for the June 30, 2003 fiscal year sets forth compensation paid during the six-month period beginning January 1, 2003 and ending June 30, 2003.  The information for each other fiscal year sets forth compensation paid for the twelve-month period ending on the date listed.

The Company does not have any employment agreements with the individuals listed in the table above.

Disclosure With Respect to the Company’s Equity Compensation Plans.  The Company has no equity compensation plans.

Security Ownership of Certain Beneficial Owners and Management.  The following table sets forth certain information as of May 17, 2004 with respect to the beneficial ownership of Common Stock held by (i) each person known by the Company to be the owner of 5% or more of the outstanding Common Stock; (ii) by each Director; and (iii) by all Officers and Directors for the previous year as a group.  Pursuant to the rules of the Commission, the number of shares of Common Stock beneficially owned includes shares issuable pursuant to options held by the respective person or group, which may be exercised within 60 days of the Record Date.  Each named beneficial owner has sole voting and investment power with respect to the shares of Common Stock listed below:

Title of Class	Name & Address Of Beneficial Owner	Amount & Nature of Beneficial Ownership (1)	Percentage of Class (2)
Common Stock	United Managers Group, Inc. 12001 Network Building F, Suite 200 San Antonio, Texas 78249	6,766,600	44%
Common Stock	Charles T. Phillips, Chief Executive Officer and Director(3)	500,000	3%
Common Stock	Bruce Culver, Director(3)	500,000	3%
Common Stock	Cliff Hagler, Director(3)	100,000	0.7%
Common Stock	All directors and executive officers as a group (4 persons)	1,100,000	7%

(1)

All of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2)

The “Percentage Beneficially Owned” is calculated by dividing the “Number of Shares Beneficially Owned” by the sum of the total outstanding shares of Common Stock of the Company.

(3)

The address for each of these individuals is c/o Supreme Holdings, Inc., 7550 IH-10 West – 14th Floor, San Antonio, Texas 78229.

Certain Relationships and Related Transactions.  United Managers Group, Inc., the principal shareholder of the Registrant, funded substantial sums to the Registrant prior to April 15, 2003.  On April 15, 2003, the Registrant executed a promissory note in the amount of up to $2,000,000.00 (the “Note”) and all advances to that date were entered on the books of the Registrant as advances under the Note.  At June 30, 2003, the amount that United Managers Group, Inc. had advanced under the Note was $1,394,481.60.

Section 16 Beneficial Ownership Reporting Compliance.  Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.  To the Company’s knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2002 and during the six months ended June 30, 2003, the following Reporting Persons did not file the listed forms:  Charles Phillips – one Form 3; Bruce Culver – one Form 3; Cliff Hagler – one Form 3; United Managers Group, Inc. – one Form 3 and four Form 4s.  The Reporting Persons have informed the Company that the delinquent forms will be filed as soon as possible.

Stockholders Entitled to Vote and Vote Required for Election.  Directors will be elected by a plurality of the votes cast by the holders of all shares of Common Stock entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will be disregarded in the tabulation of votes for the election of Directors.

The Board unanimously recommends a vote FOR all three (3) of the Director Nominees.   The proxy enclosed herewith will be voted FOR each of the Director Nominees identified above unless the stockholder withholds authority to vote for one or more named nominees.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Malone & Bailey, P.L.L.C. has served as the Company’s independent accountants since August 2003 and has been appointed by the Board of Directors to continue as the Company’s independent accountants for the fiscal year ending June 30, 2004.  In the event that ratification of this selection of accountants is not approved by a majority of the shares of Common Stock of the Company voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants.  However, because of the difficulty and expense of making any substitution of auditors after the beginning of a fiscal year, Malone & Bailey’s appointment for the 2004 fiscal year will be permitted to stand unless the Board finds other reasons for making a change.

The Board unanimously recommends a vote FOR ratification of the appointment of Malone & Bailey, P.L.L.C. as the Company’s independent accountants for the fiscal years ending June 30, 2003 and June 30, 2004.

Independent Auditors.  The Board of Directors has retained the firm of Malone & Bailey, P.L.L.C., independent certified public accountant, to serve as auditor for the fiscal year ending June 30, 2004.  Clyde Bailey, P.C., the independent accountant who had been engaged by Supreme Holdings, Inc. as the principal accountants to audit the company’s consolidated financial statements, was dismissed effective August 12, 2002.  On August 12, 2003, the Company engaged the firm of Malone & Bailey, P.L.L.C. as the Company’s new principal independent accountants to audit the Company’s consolidated financial statements for the year ending June 30, 2003.  Clyde Bailey is not related to Sterling Bailey, a named partner in the firm of Malone & Bailey, P.L.L.C.

The decision to change the Company’s independent accountants from Clyde Bailey, C.P.A. to Malone & Bailey, P.C. was recommended by the Board of Directors and approved by the Company’s Board of Directors.

The reports of Clyde Bailey, P.C. on the financial statements of the company for the years ended December 31, 2001 and 2002 did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period beginning March 1, 2001 and through the date of dismissal of Clyde Bailey, P.C. the Company did not have any disagreements with Clyde Bailey, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clyde Bailey, P.C. would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Audit and Other Fees.  The aggregate fees billed for professional services rendered by Malone & Bailey, P.L.L.C. for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2003 and for the three quarterly reviews and related accounting services through the date hereof were $112,975.

No other fees were billed for services rendered by Malone & Bailey, P.L.L.C., other than those covered in the preceding paragraph.  No professional services fees were billed for financial information system design and implementation.

The Board of Directors has advised the Company that in its opinion the non-audit services rendered by Malone & Bailey, P.L.L.C. during the most recent fiscal year are compatible with maintaining their independence.

The aggregate fees billed for professional services rendered by Clyde Bailey, P.C. for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002 and for the quarterly reviews were $19,000.  No other fees were billed for services rendered by Clyde Bailey, P.C. during the fiscal year ended December 31, 2002.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL STOCKHOLDER’S MEETING

Proposals of stockholders intended to be included in the Company’s proxy statement for the 2004 Annual Meeting of Stockholders must be received by Supreme Holdings, Inc., Attn: Corporate Secretary, at 7550 IH-10 – 14th Floor, San Antonio, Texas 78229, no later than July12, 2004.

OTHER BUSINESS

As of the date of this proxy statement, the only business that the Board of Directors intends to present and knows that others will present, at the Annual Meeting is that herein above set forth.  If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such manners in accordance with their judgment.

By Order of the Board of Directors,

Charles T, Phillips

President

San Antonio, Texas

July 2, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.  NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES

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APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

SUPREME HOLDINGS, INC.

ARTICLE  I

NAME

The name of the Corporation shall be Systems Management Solutions, Inc.

ARTICLE  II

PURPOSES

The purposes for which the Corporation is organized are to transact any and all lawful business for which corporations may be incorporated under, and exercise the powers granted by, the General Corporation Law of the State of Nevada, as the same exists or may hereafter be amended from time to time (the "GCLN"), within or without the State of Nevada, and to do such things as may be incident to, and necessary or appropriate to effect, any and all of the purposes for which the Corporation is organized.

ARTICLE  III

DURATION

The duration of this Corporation shall be in perpetuity, or such maximum period as may be authorized by the GCLN.

ARTICLE  IV

AUTHORIZED CAPITAL

The Corporation is hereby authorized to issue a total of One Hundred Million (100,000,000) shares of capital stock which shall be subdivided into classes as follows:

(a)

One Hundred Million (100,000,000) shares of the Corporation's capital stock shall be denominated as Common Stock, have a par value of $.0001 per share, and have the rights, powers and preferences set forth in this paragraph.  The Holders of Common Stock shall share ratably, with all other classes of common equity, in any dividends that may, from time to time, be declared by the Board of Directors.  No dividends may be paid with respect to Corporation's Common Stock, however, until dividend distributions to the holders of Preferred Stock, if any, have been paid in accordance with the certificate or certificates of designation relating to such Preferred Stock.  The holders of Common Stock shall share ratably, with all other classes of common equity, in any assets of the Corporation that are available for distribution to the holders of common equity securities of the Corporation upon the dissolution or liquidation of the Corporation.  The holders of Common Stock shall be entitled to cast one vote per share on all matters that are submitted for a vote of the stockholders.  There are no redemption or sinking fund provisions that are applicable to the Common Stock of the Corporation.  Subject only to the requirements of the General Corporation Law of Nevada and the foregoing limits, the Board of Directors is expressly authorized to issue shares of Common Stock without stockholder approval, at any time and from time to time, to such persons and for such consideration as the Board of Directors shall deem appropriate under the circumstances.

(b)

Five Million (5,000,000) shares of the Corporation's authorized capital stock shall be denominated as Preferred Stock, par value of $.0001 per share.  Shares of Preferred Stock may be issued from time to time in one or more series as the Board of Directors, by resolution or resolutions, may from time to time determine, each of said series to be distinctively designated.  The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series of Preferred Stock may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such series of Preferred Stock, including, but without limiting the generality of the foregoing, the following:

(i)

The distinctive designation of, and the number of shares of  Preferred Stock that shall constitute, each series of Preferred Stock, which number (except as otherwise provided by the Board of Directors in the resolution establishing such series) may be increased or decreased (but not below the number of shares of such series then outstanding) from time to time by the Board of Directors without prior approval of the holders of such series;

(ii)

The rights in respect of dividends, if any, of such series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative;

(iii)

The right, if any, of the holders of such series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation and the terms and conditions of such conversion or exchange, including, without limitation, whether or not the number of shares of such other class or series into which shares of such series may be converted or exchanged shall be adjusted in the event of any stock split, stock dividend, subdivision, combination, reclassification or other transaction or series of transactions affecting the class or series into which such series of Preferred Stock may be converted or exchanged:

(iv)

Whether or not shares of such series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such series of Preferred Stock may be redeemed;

(v)

The rights, if any, of the holder of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;

(vi)

The terms of sinking fund or redemption or repurchase account, if any, to be provided for shares of such series of Preferred Stock;

(vii)

The voting powers, if any, of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with the holders of any other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more Directors of the Corporation (which, without limiting the generality of the foregoing, may include a specified number or portion of the then-existing number of authorized Directorships of the Corporation, or a specified number or portion of Directorships in addition to the then-existing number of authorized Directorships of the Corporation), generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors adopted pursuant hereto; and

(viii)

Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the Board of directors shall determine.  Notwithstanding the foregoing, and with the sole exception of shares issued pursuant to those of the Corporation's stock option and other employee benefit plans which have been approved by the stockholders entitled or required by law to vote thereon.  Upon the creation of any new class or series of Preferred Stock of the Corporation, the Board of Directors shall prepare and file with the records of the Corporation a Certificate setting forth the rights and preferences of such class or series of Preferred Stock, which shall be deemed an amendment to these Amended and Restated Articles of Incorporation and shall not require the consent of any stockholder.

(c)

In addition to the Common Stock and Preferred Stock described above, the Board of Directors is authorized to cause the issuance of any other type of security (including without limitation, options, rights, warrants or appreciation rights relating to any equity or debt security of the Corporation and which may have rights or preferences junior or senior to any equity or debt security of the Corporation) from time to time on terms and conditions established in the sole and complete discretion of the Board of Directors.  If and to the extent required by the General Corporation Law of Nevada, upon the creation of any new class or series of additional securities of the Corporation, the Board of Directors shall prepare and file with the records of Corporation a Certificate setting forth the rights and preferences of such class or series of additional securities of the Corporation, which Certificate shall be deemed an amendment to these Amended and Restated Articles of Incorporation and shall not require the consent of any stockholder.

Except to the extent that such rights are specifically enumerated in a Certificate setting forth the rights and preferences of a specific class or series of Preferred Stock or other securities of the Corporation, no stockholder shall have any preemptive, preferential or other right, including without limitation with respect to (i) the issuance or sale of additional Common Stock of the Corporation, (ii) the issuance or sale of additional Preferred Stock of the Corporation, (iii) the issuance of any obligation, evidence of indebtedness of the Corporation which is or may be convertible into or exchangeable for, or accompanied by any rights to receive, purchase or subscribe to, any shares of Common Stock, Preferred Stock or other securities of the Corporation, (iv) the issuance of any right of subscription to, or right to receive, any warrant or option for the purchase of any Common Stock, Preferred Stock or other securities of the Corporation, or (v) the issuance or sale of any other equity or debt securities that may be issued or sold by the Corporation from time to time.

ARTICLE  V

RIGHTS AND POWERS OF STOCKHOLDERS

(a)

The amount of paid-in capital with which this Corporation began business is One Thousand and no/100 Dollars ($1,000) which has been previously paid.

(b)

Except as otherwise fixed pursuant to the provisions of Article IV(b) of these Amended and Restated Articles of Incorporation relating to the rights of the holders of any one or more series of Preferred Stock to call a Special or Annual Meeting of stockholders, Special or Annual Meetings of the stockholders of the Corporation may be called only by the Board of Directors or by the Board of Directors at the written request of the holders of at least fifty percent (50%) of all the shares entitled to vote at the proposed Annual Meeting.  Each such written request of the stockholders shall specify the purpose or purposes of the proposed Special or Annual Meeting.

(c)

At any Special or Annual Meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting in accordance with this Article V.  To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided; however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.  A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.  To be properly brought before an Annual Meeting of stockholders, business must have been specified in the notice of meeting (or supplement thereto) given by or at the direction of the Board of Directors.  Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at any Special or Annual Meeting except in accordance with the procedures set forth in this Article V.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article V, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(d)

Only persons who are nominated in accordance with the procedures set forth in this Article V shall be eligible for election as Directors.  Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Article V.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation.  To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.  Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the number of shares of the Corporation which are beneficially owned by such stockholder.  No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Article V.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed herein, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

ARTICLE  VI

DIRECTORS

(a)

The business and affairs of the Corporation shall be conducted and managed by, or under the direction of, the Board of Directors.  Except as otherwise provided for or fixed pursuant to the provisions of Article IV(b) of these Amended and Restated Articles of Incorporation, relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the entire Board of Directors shall be not less than three (3) nor more than nine (9), with the then-authorized number of directors being fixed from time to time solely by or pursuant to a resolution passed by the Board of Directors.

(b)

Except for such Directors, if any, as are elected by the holders of any series of Preferred Stock separately as a class as provided for or fixed pursuant to the provisions of Article IV(b) of these Amended and Restated Articles of Incorporation, any director of the Corporation may be removed from office only by the affirmative vote of the holders of not less than fifty-one percent (51%) of the votes which could be cast by holders of all outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as one class.

(c)

The Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time the Bylaws of this Corporation, subject to the right of the stockholders entitled to vote with respect thereto to adopt, alter, amend and repeal the Bylaws; provided, however, that Bylaws shall not be adopted, altered, amended or repealed by the stockholders of the Corporation except by the vote of the holders of not less than fifty-one percent (51%) of the votes which could be cast by holders of all outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as one class.

(d)

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for an act or omission (or an alleged act or omission) in a director's capacity as a director, except that this Article VI(d) does not eliminate or limit the liability of a director to the extent the director is found liable for:

(i)

a breach of a director's duty of loyalty to the Corporation or its stockholders;

(ii)

an act or omission not in good faith which constitutes a breach of duty of the director to the Corporation, or an act or omission which involves intentional misconduct or a knowing violation of the law;

(iii)

a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or

(iv)

an act or omission for which the liability of a director is expressly provided for by an applicable statute.

If the GCLN or any other applicable law is amended or adopted to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by such law(s), as so amended or adopted.  No amendment to or repeal of this Article VI(d) shall apply to or have  any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of the director occurring prior to such amendment or repeal.

(e)

The Board of Directors shall be divided into three classes, designated Class I, Class II, and Class III.  Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors.  Initially, Class I directors shall be elected for a one-year term, or until the next annual shareholders meeting, Class II directors for a term until the second annual shareholders meeting after initial election and Class III directors for a term until the third annual shareholders meeting after initial election.  At the annual meeting of stockholders beginning in 2004, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of that class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.  A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.  Any vacancy on the Board of Directors or any newly created directorship resulting from an increase in the number of directors may be filled in any manner permitted by the GCLN.

(f)

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV(b) of these Amended and Restated Articles of Incorporation, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect directors at an annual or Annual Meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Amended and Restated Articles of Incorporation and the Certificate of Designations applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VI(f) unless expressly provided by such terms.

(g)

Directors must be at least 21 years of age and need not be stockholders.  There shall be no qualifications for directors of the Corporation other than as set forth in these Amended and Restated Articles of Incorporation.

ARTICLE  VII

REGISTERED AGENT AND OFFICE, AND DIRECTORS

The registered office of the Corporation in the State of Nevada shall be located in the City and County designated by the Board of Directors and the name and post office address of the registered agent for service of process at that address shall also be specified by the Board of Directors.

The number of directors constituting the current board of directors of the Corporation is three.  The name and address of each of the Corporation's directors is:

Director Name	Address
Charles T. Phillips	1403 Oceanside Lane League City, Texas 77573
Cliff Hagler	1606 Patterson Road Austin, Texas 78733
Bruce Culver	7135 Eckhert Road San Antonio, Texas 78238

ARTICLE  VIII

AMENDMENTS TO ARTICLES OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by the GCLN, and all rights conferred upon stockholders by the terms of these Amended and Restated Articles of Incorporation are granted subject to this reservation of powers.

Except as otherwise provided for or fixed pursuant to the provisions of Article IV(b) of these Amended and Restated Articles of Incorporation relating to the rights of the holders of one or more series of Preferred Stock, to the extent that the GCLN expressly provides for separate voting by the holders of shares of any class or series on any proposed amendment to the Corporation's Articles of Incorporation, the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of at least (i) a majority of the shares within each class or series of shares entitled to vote thereon as a class and (ii) a majority of the total outstanding shares entitled to vote thereon.  Any other amendment to the Corporation's Articles of Incorporation shall be adopted upon receiving the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote thereon, except as otherwise provided for or fixed pursuant to the provisions of Article IV(b) of these Amended and Restated Articles of Incorporation relating to the rights of the holders of one or more series of Preferred Stock.

ARTICLE  IX

INDEMNIFICATION

The Corporation may indemnify and advance expenses to each person who was or is an officer, director, employee or agent of the Corporation to the fullest extent permitted by the GCLN and the Bylaws of the Corporation.

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6/10/2004

APPENDIX B

AMENDED AND RESTATED

BYLAWS OF

SYSTEMS MANAGEMENT SOLUTIONS, INC.

(hereinafter called the "Corporation")

ARTICLE I

OFFICES

Section 1.  Registered Office.  The registered office of the Corporation shall be in the State of Nevada.

Section 2.  Other Offices.  The Corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.  Place of Meeting.  Meetings of the shareholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Nevada, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.  Annual Meetings.  The Annual Meetings of shareholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the shareholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.  At any annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting in accordance with the Articles of Incorporation.

Section 3.  Shareholder’s Meetings.  Special or Annual Meetings of the shareholders may be called by the Board of Directors, the Chairman of the Board or the President, or at the request of the holders of at least fifty percent (50%) of the stock of the Corporation.  Upon request in writing to the Secretary by any person entitled to call a meeting of the shareholders, the Secretary forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting. At any meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting in accordance with the Articles of Incorporation.

Section 4.  Notice of Meetings.  Written notice of the place, date, and time of all meetings of the shareholders shall be given, not less than ten (10) nor more than ninety (90) days before the date on which the meeting is to be held, to each shareholder entitled to vote at such meeting, except as otherwise provided herein or as required from time to time by the General Corporation Law of Nevada or the Articles of Incorporation.

Section 5.  Quorum: Adjournment.  With respect to any matter, a quorum shall be present at a meeting of shareholders if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting in person or by proxy, unless otherwise provided in the Articles of Incorporation. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time without notice other than announcement at the meeting, until a quorum shall be present or represented.

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 6.  Organization.  At every meeting of the shareholders, the chairman of the board, if there be one, or in the case of a vacancy in the office or absence of the chairman of the board, one of the following persons present in the order stated shall act as chairman of the meeting: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank or seniority, a chairman designated by the board of directors or a chairman chosen by the shareholders in the manner provided in Section 5 of this Article II. The secretary, or in his absence, an assistant secretary, or in the absence of the secretary and the assistant secretaries, a person appointed by the chairman of the meeting, shall act as secretary.

Section 7.  Proxies and Voting.  At any meeting of the shareholders, every shareholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

Each shareholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law or the Articles of Incorporation.

All voting, including on the election of directors but exception where otherwise provided herein or required by law or the Articles of Incorporation, may be by a voice vote; provided, however, that upon demand therefore by a shareholder entitled to vote or such shareholder's proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the shareholder or proxy voting and such other information as may be required under the procedure established for the meeting.

All elections of directors shall be determined by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. Except as otherwise required by law or the Articles of Incorporation, all matters other than the election of directors shall be determined by the affirmative vote of the holders of a majority of the shares entitled to vote on that matter and represented in person or by proxy at a meeting of shareholders at which a quorum is present.

Section 8.  Stock List.  A complete list of shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order for each class of stock and showing the address of each such shareholder and the number of shares registered in such shareholder's name, shall be open to the examination of any such shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, at the registered office or principal place of business of the Corporation.

The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such shareholder who is present.  This list shall presumptively determine the identity of the shareholder entitled to vote at the meeting and the number of shares held by each of them.

Section 9.  Inspectors of Election.  In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of election, who need not be shareholders, to act at such meeting or any adjournment thereof.  If inspectors of election are not so appointed, the person presiding at any such meeting may, and on the request of any shareholder entitled to vote at the meeting and before voting begins shall, appoint inspectors of election. The number of inspectors shall be either one or three, as determined, in the case of inspectors appointed upon demand of a shareholder, by the shareholders in the manner provided in Section 5 of this Article II, and otherwise by the Board of Directors or person presiding at the meeting, as the case may be. If any person who is appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting, or at the meeting by the person presiding at the meeting. Each inspector, before entering upon the discharge of his duties, shall take an oath faithfully to execute the duties of inspector at such meeting.

If inspectors of election are appointed as aforesaid, they shall determine from the lists referred to in Section 8 of this Article II the number of shares outstanding, the shares represented at the meeting, the existence of a quorum and the voting power of shares represented at the meeting, determine the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote or the number of votes which may be cast, count and tabulate all votes or ballots, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all shareholders entitled to vote thereat. If there be three inspectors of election, the decision, act or certificate of two shall be effective in all respects as the decision, act or certificate of the inspectors of election.

Unless waived by vote of the shareholders conducted in the manner which is provided in Section 5 of this Article, the inspectors shall make a report in writing of any challenge or question matter which is determined by them, and execute a sworn certificate of any facts found by them.

ARTICLE III

BOARD OF DIRECTORS

Section 1.  Duties and Powers.  The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these Bylaws directed or required to be exercise or done by the shareholders.

Section 2.  Number and Term in Office.  This Section 2 is subject to the provisions in a formal certificate of rights, powers and designations relating to the rights of the holders of one or more series of Preferred Stock or other provisions of the Corporation's Articles of Incorporation. The total number of directors constituting the entire Board of Directors shall be not less than three (3) nor more than nine (9), with the then authorized number of directors being fixed from time to time solely by or pursuant to a resolution passed by the Board of Directors. A director shall hold office until the annual meeting next following the expiration of his term, as provided in the Articles of Incorporation of the Corporation, and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Section 3.  Vacancies.  This Section 3 is subject to the provisions of the Corporation's Articles of Incorporation. Vacancies and newly created directorships resulting from any increase in the authorized member of directors may be filled only by action of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director.  Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Any director may resign at any time upon written notice to the Corporation.

Section 4. Nominations of Directors; Election. This Section 4 is subject to the provisions of the Corporation's Articles of Incorporation. Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors, or by any shareholder entitled to vote generally in the election of directors who complies with the procedures set forth in this Section 4. Directors shall be at least 21 years of age and need not be shareholders. Nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.  Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such shareholder and (ii) the number of shares of the Corporation which are beneficially owned by such shareholder. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Article. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed herein, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 5.  Meetings.  The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Nevada.  The first meeting of each newly-elected Board of Directors shall be held immediately following the Annual Meeting of Stockholders and no notice of such meeting shall be necessary to be given the newly-elected directors in order legally to constitute the meeting, provided a quorum shall be present.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors.  Annual Meetings of the Board of Directors may be called by the Chairman of the Board, the president or at least two of the directors then in office.  Notice thereof stating the place, date and hour of the meetings shall be given to each director by mail, telephone or telegram not less than seventy-two (72) hours before the date of the meeting. Meetings may be held at any time without notice if all the directors are present or if all those not present waive such notice in accordance with Section 2 of Article VI of these Bylaws.

Section 6.  Quorum.  Except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 7.  Action of Board Without a Meeting.  Unless otherwise provided by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 8.  Resignations.  Any director of the Corporation may resign at any time by giving written notice to the president or the secretary. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.  Organization.  At every meeting of the Board of Directors, the Chairman of the Board, if there be one, or, in the case of a vacancy in the office or absence of the Chairman of the Board, one of the following officers present in the order stated shall act as Chairman of the meeting: the president, the vice presidents in their order of rank and seniority, or a chairman chosen by a majority of the directors present. The secretary, or, in his absence, an assistant secretary, or in the absence of the secretary and the assistant secretaries, any person appointed by the Chairman of the meeting shall act as secretary.

Section 10.  Committees.  The Board of Directors may, by resolution passed by a majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, whom may replace any absent or disqualified member at any meeting of any such committee.  In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any committee, to the extent allowed by law and provided in the Bylaws or resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and reports to the Board of Directors when required.

Section 11.  Compensation.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 12.  Removal. This Section 12 is subject to the provisions of the Corporation's Articles of Incorporation. Except for such directors, if any, as are elected by the holders of any series of Preferred Stock separately as a class as provided for or fixed pursuant to the provisions of the Articles of Incorporation, any director of the Corporation may be removed from office by the affirmative vote of the holders of not less than fifty-one percent (51%) of the votes which could be cast by holders of all outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as one class.

ARTICLE IV

OFFICERS

Section 1.  General.  The officers of the Corporation shall be appointed by the Board of Directors and shall consist of a Chairman of the Board or a President, or both, one or more Vice Presidents, a Treasurer and a Secretary.  The Board of Directors may also choose one or more assistant secretaries and assistant treasurers, and such other officers and agents as the Board of Directors, in its sole and absolute discretion shall deem necessary or appropriate as designated by the Board of Directors from time to time. Any number of offices may be held by the same person, unless the Articles of Incorporation or these Bylaws provide otherwise.

Section 2.  Election; Term of Office.  The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect a Chairman of the Board or a President, or both, one or more Vice Presidents, a Secretary and a Treasurer, and may also elect at that meeting or any other meeting, such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors together with the powers and duties which are customarily exercised by such officer; and each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier resignation or removal.  Any officer may resign at any time upon written notice to the Corporation.  The Board of Directors may at any time, with or without cause, by the affirmative vote of a majority of directors then in office, remove an officer.

Section 3.  Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the shareholders and the Board of Directors and shall have such other duties and powers as may be prescribed by the Board of Directors from time to time.

Section 4.  President.  The President shall be the chief executive officer of the Corporation, if the Chairman of the Board is not so designated, and shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall have and exercise such further powers and duties as may be specifically delegated to or vested in the President from time to time by these Bylaws or the Board of Directors. In the absence of the Chairman of the Board or in the event of his inability or refusal to act, or if the Board has not designated a Chairman, the President shall perform the duties of the Chairman of the Board, and when so acting, shall have all the powers and be subject to all of the restrictions upon the Chairman of the Board.

Section 5.  Vice President.  In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event that there be more than one vice president, the vice presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The vice presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

Section 6.  Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required.  The Secretary shall give, or cause to be given notice of meetings of the shareholders and Annual Meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President.  If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and Annual Meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix same to any instrument requiring it and when so affixed, it may be attested to by the signature of the Secretary or by the signature of any such Assistant Secretary.  The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 7.  Treasurer.  The Treasurer shall have the custody of the corporate funds and securities and shall keep complete and accurate accounts of all receipts and disbursements of the Corporation, and shall deposit all monies and other valuable effects of the Corporation in its name and to its credit in such banks and other depositories as may be designated from time to time by the Board of Directors. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers and receipts for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall, when and if required by the Board of Directors, give and file with the Corporation a bond, in such form and amount and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of his or her duties as Treasurer. The Treasurer shall have such other powers and perform such other duties as the Board of Directors or the President shall from time to time prescribe.

Section 8.  Other Officers.  Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 9.  Resignations.  Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 10.  Removal.  Any officer or agent may be removed, either with or without cause, at any time, by the Board of Directors at any meeting called for that purpose; provided, however, that the Chairman of the Board or President may remove any agent or officer appointed by him.

Section 11.  Vacancies.  Any vacancy among the officers, whether caused by death, resignation, removal or any other cause, shall be filled in the manner which is prescribed for election or appointment to such office.

ARTICLE V

STOCK

Section 1.  Form of Certificates.  Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board or the President or a Vice President and (ii) by the Treasurer or Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation.

Section 2.  Signatures.  Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3.  Lost Certificates.  The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond or other indemnity in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.  Transfers.  Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefore, which shall be cancelled before a new certificate shall be issued.

Section 5.  Record Date.  In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution or share dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix, in advance, a record date, which shall not be more than ninety (90) days and, in the case of a meeting of shareholders, not less than ten (10) days before the date of such meeting or event.  A determination of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6.  Beneficial Owners.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

Section 7.  Voting Securities Owned by the Corporation.  Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, the President, any Vice President or the Secretary and any such officer may, in the name of and on behalf of the Corporation take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

ARTICLE VI

NOTICES

Section 1.  Notice.  Whenever, under the provisions of the laws of Nevada or the Articles of Incorporation or these Bylaws, any notice, request, demand or other communication is required to be or may be given or made to any officer, director, or registered shareholder, it shall not be construed to mean that such notice, request, demand or other communication must be given or made in person, but the same may be given or made by mail, telegraph, cablegram, telex, or telecopy to such officer, director or registered shareholder. Any such notice, request, demand or other communication shall be considered to have been properly given or made, in the case of mail, telegraph or cable, when deposited in the mail or delivered to the appropriate office for telegraph or cable transmission, and in other cases when transmitted by the party giving or making the same, directed to the officer or director at his address as it appears on the records of the Corporation or to a registered shareholder at his address as it appears on the record of shareholders, or, if the shareholder shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to the shareholder at such other address. Notice to directors may also be given in accordance with Section 5 of Article III hereof.

Whenever, under the provisions of the laws of the State of Nevada or the Articles of Incorporation or these Bylaws, any notice, request, demand or other communication is required to be or may be given or made to the Corporation, it shall also not be construed to mean that such notice, request, demand or other communication must be given or made in person, but the same may be given or made to the Corporation by mail, telegraph, cablegram, telex, or telecopy. Any such notice, request, demand or other communication shall be considered to have been properly given or made, in the case of mail, telegram or cable, when deposited in the mail or delivered to the appropriate office for telegraph or cable transmission.

Section 2.  Waivers of Notice.  Whenever any written notice is required to be given under the provisions of the Articles of Incorporation, these Bylaws or a statute, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or Annual Meeting of the shareholders, directors, or members of a committee of directors need be specified in any written waiver of notice of such meeting.  Attendance of a person, either in person or by proxy at any meeting, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice of such meeting.

ARTICLE VII

GENERAL PROVISIONS

Section 1.  Dividends.  Dividends upon the capital stock of the Corporation, subject to applicable law and the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or Annual Meeting or by any Committee of the Board of Directors having such authority at any meeting thereof, and may be paid in cash, in property, in shares of the capital stock, or in any combination thereof.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2.  Disbursements.  All notes, checks, drafts and orders for the payment of money issued by the Corporation shall be signed in the name of the Corporation by such officers or such other persons as the Board of Directors may from time to time designate.

Section 3.  Corporation Seal.  The corporate seal, if the Corporation shall have a corporate seal, shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII

INDEMNIFICATION

Section 1.  Mandatory Indemnification of Directors and Officers.  Each person who at any time is or was a director or officer of the Corporation, and who was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (a "Proceeding," which shall include any appeal in such a Proceeding, and any inquiry or investigation that could lead to such a Proceeding), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise shall be indemnified by the Corporation to the fullest extent authorized by the General Corporation Law of Nevada as the same exists or may hereafter be amended from time to time (the "GCLN"), or any other applicable law as may from time to time be in effect (but, in the case of any such amendment or enactment, only to the extent that such amendment or law permits the Corporation to provide broader indemnification rights than such law prior to such amendment or enactment permitted the Corporation to provide), against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding.  The Corporation's obligations under this Section 1 include, but are not limited to, the convening of any meeting, and the consideration of any matter thereby, required by statute in order to determine the eligibility of any person for indemnification.  Expenses incurred in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding to the fullest extent permitted, and only in compliance with, the GCLN or any other applicable laws as may from time to time be in effect.  The Corporation's obligation to indemnify or to prepay expenses under this Section 1 shall arise, and all rights granted hereunder shall vest, at the time of the occurrence of the transaction or event to which such proceeding relates, or at the time that the action or conduct to which such proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when such proceeding is first threatened, commenced or completed.  Notwithstanding any other provision of the Articles of Incorporation or these Bylaws, no action taken by the Corporation, either by amendment of the Articles of Incorporation or these Bylaws or otherwise, shall diminish or adversely affect any rights to indemnification or prepayment of expenses granted under this Section 1 which shall have become vested as aforesaid prior to the date that such amendment or other corporate action is taken.

Section 2.  Permissive Indemnification of Employees and Agents.  The rights to indemnification and prepayment of expenses which are conferred to the Corporation's directors and officers by Section 1 of this Article VIII may be conferred upon any employee or agent of the Corporation if, and to the extent, authorized by its Board of Directors.

Section 3.  Indemnity Insurance.  The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the GCLN.  Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation (1) create a trust fund, (2) establish any form of self-insurance, (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation, or (4) establish a letter of credit, guaranty or surety arrangement.

ARTICLE IX

AMENDMENTS

Except as otherwise specifically stated within an Article to be altered, amended or repealed these Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any meeting of the Board of Directors or of the shareholders, provided notice of the proposed change was given in the notice of the meeting.

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Proxy for 2003 Annual Meeting of Shareholders

of

SUPREME HOLDINGS, INC.

This PROXY is solicited by the management of the Company.

The undersigned shareholder of SUPREME HOLDINGS, INC., a Nevada corporation, (the “Company”), hereby acknowledges receipt of the Notice of 2003 Annual Meeting of Shareholders and Proxy Statement, each dated July 2, 2004, and hereby appoints Charles T. Phillips with full power on behalf of and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of the Company to be held at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229 on July 14, 2004 at 2:00 p.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS GIVEN WILL BE VOTED “FOR” ALL OF THE FOLLOWING:

1.

“FOR” THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION AS DESCRIBED IN THE PROXY STATEMENT;

2.

“FOR” THE PROPOSAL TO ADOPT THE REVISED BYLAWS OF THE COMPANY AS DESCRIBED IN THE PROXY STATEMENT;

3.

“FOR” THE ELECTION OF THE THREE DIRECTORS LISTED BELOW TO THE COMPANY’S BOARD OF DIRECTORS TO HOLD OFFICE IN OVERLAPPING TERMS OF ONE, TWO AND THREE YEARS; AND

4.

“FOR” THE RATIFICATION OF THE APPOINTMENT OF MALONE & BAILEY, P.L.L.C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEARS ENDING JUNE 30, 2003 AND 2004.

1.

To adopt the Company’s revised Articles of Incorporation as described in the Proxy Statement.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2.

To adopt the revised Bylaws of the Company as described in the Proxy Statement.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.

To elect three members to the Company’s Board of Directors to hold office in overlapping terms of one, two and three years or until their successors are duly elected and qualified.

Nominees: (01) Charles T. Phillips, (02) Cliff Hagler and (03) Bruce C. Culver

FOR ALL NOMINEES	WITHHOLD ALL NOMINEES	FOR ALL EXCEPT	TO WITHHOLD A NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THE NUMBER OF THE NOMINEE (S) BELOW
[ ]	[ ]	[ ]	____________________________

4.

  To ratify the appointment of Malone & Bailey, P.L.L.C. as the Company’s independent accountants for the fiscal years ending June 30, 2003 and 2004.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

(This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign.)

Date

Date

Signature 1

Signature 2 (Joint Owner)

Printed Name

Printed Name

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